SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2013

CLIFTON SAVINGS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States	0-50358	34-1983738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015
(Address of principal executive offices) (Zip Code)

(973) 473-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On August 2, 2013, Clifton Savings Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013.  A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

Item 8.01   Other Events

On August 2, 2013, in connection with the announcement of its financial results for the quarter ended June 30, 2013, the Company also announced that its wholly owned subsidiary, Clifton Savings Bank (the “Bank”), has received a “satisfactory” Community Reinvestment Act (“CRA”) rating from the Office of the Comptroller of the Currency in connection with the Bank’s recently completed CRA examination.  A copy of the Company’s press release is attached as Exhibit 99.1 and the tenth and eleventh paragraphs of the press release are incorporated herein by reference.

Item 9.01   Financial Statements and Other Exhibits

      (d)            Exhibits

Number                          Description

99.1                                Press Release dated August 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CLIFTON SAVINGS BANCORP, INC.

Date: August 5, 2013	By:	/s/ John A. Celentano, Jr.
John A. Celentano, Jr.
Chairman of the Board and Chief Executive Officer